Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Paterson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-QSB of Cantop Ventures, Inc. for the fiscal quarter ended October 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Cantop Ventures, Inc.

Date: December 7, 2007


/s/ Christopher Paterson
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Christopher Paterson
President, Chief Executive Officer and
Chief Financial Officer
(Principal Executive Officer)
(Principal Financial Officer)